LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED AUGUST 7, 2015

TO THE PROSPECTUS OF

CLEARBRIDGE VARIABLE APPRECIATION PORTFOLIO,

CLASS I

DATED MAY 1, 2015

The first sentence in the section of the Prospectus titled “More on fund management – Expense limitation” is replaced with the following text in order to disclose a lower expense limitation for Class I shares of the fund, which took effect as of August 3, 2015.

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 0.80% for Class I shares, subject to recapture as described below.

Please retain this supplement for future reference.

CBAX179305